                                                                   EXHIBIT 23.02
                                                                   -------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Egghead.com, Inc. of our report dated February 22, 2000, which appears on page 35 of our Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 4, 2000